UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 1, 2021 (Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

1015 Third Avenue, Seattle, Washington	(206) 674-3400	98104
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2021, the Board of Directors of Expeditors International of Washington, Inc. (the “Company”) elected Olivia D. Polius as a Director and member of the Board’s Audit Committee.

Since 2020, Ms. Polius has served as the divisional Chief Financial Officer for three program strategy divisions at the Bill & Melinda Gates Foundation: Gender Equality, Global Policy & Advocacy, and U.S. Programs. Previously Ms. Polius was Head of Finance for the Bezos Academy, a nonprofit network of tuition-free, Montessori-inspired preschools in underserved communities. From 2013 to 2019, Ms. Polius served as the Chief Financial Officer and Vice President of Finance, Technology and Infrastructure for PATH, a global organization that develops and scales innovative solutions to the world’s most pressing health challenges. After starting her professional career with Arthur Andersen, Ms. Polius spent 11 years in various finance leadership roles in the software industry, including nine years at Attachmate (formerly WRQ), which was acquired by Micro Focus. She holds a bachelor’s degree from the University of Washington.

As compensation for her service on the Board of Directors, Ms. Polius will receive the standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 23, 2021.

There are no family relationships between Ms. Polius and any Director or executive officer of the Company, and the Company has not entered into any transactions with Ms. Polius that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Polius and any other person pursuant to which Ms. Polius was appointed as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

November 4, 2021	/S/ Bradley S. Powell
Bradley S. Powell, Senior Vice President and Chief Financial Officer